Exhibit 99.1

CommScope Prices $1,250 Million Senior Secured Notes Offering

HICKORY, NC, August 11, 2021 — CommScope Holding Company, Inc. (NASDAQ: COMM) (the “Company,” “we,” “us” or “our”) announced that its wholly owned subsidiary, CommScope, Inc. (the “Issuer”), priced its offering of $1,250 million in aggregate principal amount of 4.750% senior secured notes due 2029 (the “Notes”). The Notes are being offered to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons outside the United States in reliance on Regulation S under the Securities Act. The offering is expected to close on August 23, 2021, subject to customary closing conditions.

The Notes will be guaranteed on a senior secured basis by the Company and each of the Issuer’s existing and future wholly owned domestic restricted subsidiaries, subject to certain exceptions. The Notes and the related guarantees will be secured on the same basis as the Issuer’s existing secured notes.

The Issuer expects to use the net proceeds of the offering of the Notes, together with cash on hand, to redeem and retire all of the Issuer’s outstanding 5.500% senior secured notes due 2024 (“2024 Notes”) and to pay related fees, commissions and expenses. There can be no assurance that the issuance and sale of the Notes or the use of proceeds thereof will be consummated.

The Notes and the related guarantees will not be registered under the Securities Act or any state securities laws, and may not be offered or sold in the United States absent registration, except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the Notes or any other securities and shall not constitute an offer, solicitation or sale of any security in any jurisdiction in which such an offer, solicitation or sale would be unlawful. This press release does not constitute a notice of redemption with respect to the 2024 Notes or any other securities.

About CommScope

CommScope (NASDAQ: COMM) is pushing the boundaries of technology to create the world’s most advanced wired and wireless networks. Our global team of employees, innovators and technologists empower customers to anticipate what’s next and invent what’s possible.

Forward-Looking Statements

This press release or any other oral or written statements made by the Company or on our behalf may include forward-looking statements that reflect our current views with respect to future events and financial performance. These statements may discuss goals, intentions or expectations as to future plans, trends, events, results of operations or financial condition or otherwise, in each case, based on current beliefs of management, as well as assumptions made by, and information currently available to, such management. These forward-looking statements are generally identified by their use of such terms and phrases as “intend,” “goal,” “estimate,” “expect,” “project,” “projections,” “plans,” “potential,” “anticipate,” “should,” “could,” “designed to,” “foreseeable future,” “believe,” “think,” “scheduled,” “outlook,” “target,” “guidance” and similar expressions, although not all forward-looking statements contain such terms. This list of indicative terms and phrases is not intended to be all-inclusive.

These forward-looking statements are subject to various risks and uncertainties, many of which are outside our control, including, without limitation, risks related to the Offering and the use of proceeds thereof, including that such transactions may not occur; risks related to the planned spin-off of the Home Networks business, including uncertainty regarding whether such transaction will be commenced or completed and the timing and value of such transaction; risks related to the potential separation of the Home Networks business; our ability to integrate and fully realize anticipated benefits from prior or future divestitures, acquisitions or equity investments; selling or discontinuing one or more of our product lines; potential difficulties in realigning global manufacturing capacity and capabilities among our global manufacturing facilities or those of our contract manufacturers that may affect our ability to meet customer demands for products; possible future restructuring actions; our dependence on customers’ capital spending on data and communication systems; concentration of sales among a limited number of customers and channel partners; changes in technology; industry competition and the ability to retain customers through product innovation, introduction and marketing; risks associated with our sales through channel partners; changes to the regulatory environment in which we and our customers operate; product quality or performance issues and associated warranty claims; our ability to maintain effective management information technology systems and to successfully implement major systems initiatives; cyber-security incidents, including data security breaches, ransomware or computer viruses; the risk our global manufacturing operations suffer production or shipping delays, causing difficulty in meeting customer demands; the risk that internal production capacity or that of contract manufacturers may be insufficient to meet customer demand or quality standards; the use of open standards; the long-term impact of climate change; changes in cost and availability of key raw materials, components and commodities and the potential effect on customer pricing; risks associated with our dependence on a limited number of key suppliers for certain raw materials and components; the risk that contract manufacturers we rely on encounter production, quality, financial or other difficulties; substantial indebtedness and restrictive debt covenants; our ability to incur additional indebtedness; our ability to generate cash to service our indebtedness; possible future impairment charges for fixed or intangible assets, including goodwill; income tax rate variability and ability to recover amounts recorded as deferred tax assets; our ability to attract and retain qualified key employees; labor unrest; obligations under our defined benefit employee benefit plans requiring plan contributions in excess of current estimates; significant international operations exposing us to economic, political and other risks, including the impact of variability in foreign exchange rates; our ability to comply with governmental anti-corruption laws and regulations and export and import controls worldwide; our ability to compete in international markets due to export and import controls to which we may be subject; changes in the laws and policies in the United States affecting trade, including the risk and uncertainty related to tariffs or a potential global trade war and potential changes to laws and policies as a result of a new administration in the United States, that may impact our products; cost of protecting or defending intellectual property; costs and challenges of compliance with domestic and foreign environmental laws; the impact of litigation and similar regulatory proceedings that we are involved in or may become involved in, including the costs of such litigation; the scope, duration and impact of disease outbreaks and pandemics, such as COVID-19, on our business including employees, sites, operations, customers, supply chain and the global economy; risks associated with stockholder activism, which could cause us to incur significant expense, hinder execution of our business strategy and impact the trading value of our securities; any statements of belief and any statements of assumptions underlying any of the foregoing; and other factors beyond our control. These and other factors are discussed in greater detail in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and the Company’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2021 and June 30, 2021 and may be updated from time to time in the Company’s annual reports, quarterly reports, current reports and other filings the Company makes with the Securities and Exchange Commission.

Although the information contained in this press release represents our best judgment as of the date of this release based on information currently available and reasonable assumptions, we can give no assurance that the expectations will be attained or that any deviation will not be material. Given these uncertainties, we caution you not to place undue reliance on these forward-looking statements, which speak only as of the date made. We are not undertaking any duty or obligation to update this information to reflect developments or information obtained after the date of this press release, except as otherwise may be required by law.

Investor Contact:

Michael McCloskey, CommScope

+1 828-431-9874

Michael.McCloskey@commscope.com

News Media Contact:

Kalia Farrell, CommScope

+1 215-323-1059

publicrelations@commscope.com

Source: CommScope Holding Company, Inc.